Exhibit 99

Press Release

Contact:	Claire M. Gulmi
Executive Vice President and
Chief Financial Officer
(615) 665-1283

AMSURG CORP. SETS EARNINGS RELEASE AND CONFERENCE CALL DATES

FOR FOURTH QUARTER 2013 RESULTS

NASHVILLE, Tenn. (Jan. 28, 2014) – AmSurg Corp. (Nasdaq: AMSG) today announced it will release its fourth quarter and year-end 2013 financial results on Tuesday, February 25, 2014, after the market closes. The Company will also host a conference call at 9:00 a.m. Eastern Time on Wednesday, February 26, 2014.  The live broadcast of AmSurg Corp.’s quarterly conference call will be available on-line by going to http://www.amsurg.com and clicking on the link to Investor Relations.  The on-line replay will follow shortly after the call and continue for 30 days.

AmSurg Corp. acquires, develops and operates ambulatory surgery centers in partnership with physician practice groups throughout the United States.  At September 30, 2013, AmSurg owned and operated 243 centers.

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